GREAT OFFICES, INC./

                         AMERICAN OFFICE CENTERS, L.L.C.

                                    SUBLEASE

1.       PARTIES.

         1.1 This Sublease, dated, for reference purposes only, 9-27-00 is made by and between GREAT OFFICES, INC./American Office Centers, L.L.C. (herein called "Sublessor") and Trinity Medical Group USA Inc. (herein called "Sublessee").

2.       PREMISES.

         2.1 Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, a portion of that certain real property situated in the County of Orange, State of California, commonly known as Great Offices, Inc./American Office Centers, L.L.C. at Rancho Santa Margarita, California, and described as approximately 413 square feet - Office #14 a&b, as depicted on Exhibit "A". Said real property is hereafter called the "Premises".

3.       TERM.

         3.1 Term. The term of this Sublease shall be for 1 year commencing on 12-1-00 and terminating on 11-30-01. At that time, lease term automatically converts lo month to month. Once this lease converts to a month to month lease, Sublessee may terminate this Sublease upon sixty (60) days, 2 calendar months, written notice which notice may not set forth an effective date of termination other than the last business day of a calendar month. If Sublessee subleases two or more offices or space (mini-suites = 2 offices included), Sublessee shall provide not less than ninety (90) days, 3 calendar months, notice of termination, the date of termination to be effective on he last business day of a calendar month. Sublessee shall vacate the Premises on the last business day of the lease period. All equipment and furnishings shall be removed from the Premises by 5:00 PM on the last business day of the lease period.

         3.2 Delay In Commencement. Notwithstanding said Commencement Data, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to Pay rent until Possession of the Premises is tendered to Sublessee. If Sublessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4.       RENT

         4.1 Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $1800.00, in advance, on the first day of each month of the term hereof. Rent shall be made

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payable to Greet Offices,  Inc. / American Office Centers,  L.L.C.,  30021 Tomar
Street, Suite 300 RSM, CA 92688, Attn: Suite Manager, or such other place Sublessor shall designate in writing. Sublessee shall pay Sublessor upon the execution hereof $1,800.00 as rent for the first whole or partial month. Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly installment based on a thirty-day month. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. Sublessee shall pay a 6% or $50 late fee, whichever is greater, in the event rent is not received by Sublessor by the 3rd day of the month (See Attachment A), and a 10% or $20 returned check fee, whichever is greater, in the event Sublessee's check is returned for any reason, both such sums as liquidated damages to compensate Sublessor for its costs and expenses. Acceptance of any such sum shall not limit Sublessor's rights and remedies upon a default by Sublessee. All discrepancies in Sublessee's billing must be directed to Sublessor's corporate offices in writing within 30 days of Sublessee's receipt of billing. It will be assumed that Sublessee is in receipt of billing within two days after the invoice date.

         4.2 Sublessee shall pay, as additional rent hereunder, Sublessee's proportionate share of the Building's Operating Costs in the manner set forth herein. The "Building's Operating Costs" shall include and be computed as set forth in the Master Lease. Sublessee's proportionate share equals a certain percent of the Building Operating Costs charged to Sublessor by the Master Lessor. Sublessee shall pay its proportionate share of the Building's Operating Costs monthly, at the same time as rent, based upon the most recent statement Sublessor has delivered to Sublessee which shall be delivered to Sublessee at least every 18 months, or at approximately the same time Sublessor receives a statement from the Master Lessor, or as a provision towards said operating costs calculated by Sublessor based on historical data for building of the same standard. Said statement shall be based upon the statement Sublessor receives from the Master Lessor and is, therefore, subject to change as provided in the Master Lease. In the event the Master Lessor assesses a surcharge to Sublessor based upon a statement which did not correctly estimate actual Building Operating Costs, Sublessee shall immediately pay Sublessor its proportionate share of the surcharge within ten (10) days of notice to Sublessee. In the event the Master Lessor issues a credit to Sublessor due to an overpayment of the Building's Operating Costs, Sublessor shall apply Sublessee's proportionate share of such credit to any sums owing from Sublessee to Sublessor and any remaining credit to future sums due from Sublessee under this Section 4.2.

         Even if the term of this Sublease has expired and Sublessee has vacated the Premises, or this Sublease has terminated, when the final determination is made of the actual Building Operating Costs, Sublessee shall immediately pay to Sublessor the difference between Sublessee's proportionate share of the actual Operating Costs and the amounts Sublessee has previously paid.

5.       SECURITY DEPOSIT

         5.1 Sublessee shall deposit with Sublessor upon execution hereof $2,060.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit

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for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit. Sublessee shall within ten (10) days after written demand therefor, deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount herein above stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.       USE.

         6.1 Use. The Premises shall be used and occupied only for general office use. Sublessee will complete a "Tenant Information Sheet" for each person(s) that will be occupying or using the Premises.

         6.2 Compliance with Law. Sublessee shall, at Sublessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Sublessee of the Premises, or the operation of Sublessee's business. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, increase the cost of insurance, or which shall tend to disturb such other tenants.

         6.3 Condition of Premises. Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the Premises or their use, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents has made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.       MASTER LEASE.

         7.1 Sublessor is the lessee of the Premises by virtue of a written lease hereinafter referred to as the "Master Lease", wherein Great Offices, Inc. / American Office Centers, L.L.C. of California is the Sublessor.

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease subject, however, to any earlier termination of the Master Lease without default of Sublessor. In the event of such termination, this Sublease shall likewise terminate.

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

8.       SERVICES.

         8.1 Sublessor shall provide to Sublessee such heating, ventilating, air conditioning and other utilities and janitorial service to the Premises in the manner and in quantities which the Master Lessor provides under the Master Lease at no additional charge to Sublessor. In the event that Sublessee's use of such utilities results in an assessment by the Master Lessor under the Master Lease, Sublessee shall immediately reimburse Sublessor for any charges therefor.
Sublessor shall in no event be liable for any damage to Sublessee's equipment due to power surges or interruption of service.

         8.2 Sublessor shall also provide or cause o be provided to Sublessee telephone equipment, extensions, and lines as the parties shall designate upon commencement of the lease term. Sublessor shall bill Sublessee, or cause fee to be billed receipt of an itemized statement therefor and shall be considered additional rent hereunder. In addition to any other remedies of Sublessor for the failure of Sublessee to pay rent of additional rent hereunder, Sublessor may terminate, or cause to be terminated or decline to present termination of, telephone service to the Premises.

         8.3 If Sublessee brings onto the Promises a copier, Sublessor shall have the right to surcharge Sublessee the sum of $25.00 per month to be paid with rent as additional rent hereunder.

             8.3.1 If Sublessee brings onto the Premises a facsimile machine, Sublessor shall have the right to surcharge Sublessee the sum of $25.00 per month to be paid with rent as additional rent hereunder.

             8.3.2 Sublessee hereby guarantees usage of administrative services valued at $35.00 per office per month (refer to services list). Sublessee will be charged $35.00 per office per month. Sublessee may accumulate the monthly value; however any usage over the accumulated value will be billed at the price list rate. Any unused accumulated administrative services at the end of the lease term will be forfeited.

         8.4 Sublessee understands the working principle of the suite as being on a "first-come-first-serve" basis. In the event of a rush job, Sublessee's responsibility is to make clear to Great Office Centers' staff the urgency of the work to be done so that no misunderstanding can arise.

         8.5 Sublessee acknowledges that all jobs with RUSH status will be charged at time-and-a half the normal word processing rate.

         8.6 Sublessee also acknowledges that all jobs performed after regular hours are charged at an overtime rare: twice the normal word processing rate.

         8.7 Sublessee acknowledges that Sublessor is not responsible or liable for telephone and/or voice mail equipment malfunctions or any other occurrences out of the control of Sublessor that may interrupt this service.

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

         8.8 Sublessee also acknowledges that incoming and outgoing massages are oral, and Sublessor shall in no way be liable for any errors, omissions or difficulties by its staff or equipment in the transmission of calls and messages.

9.       REPAIR AND MAINTENANCE.

         9.1 Sublessee shall keep the interior of the Premises neat, clean and in good order and condition. Sublessee shall be responsible for any and all damage or deterioration in the Premises due to an act or omission of the Sublessee or its invitees, other than that which is a result solely of ordinary wear and tear.

         9.2 Sublessee shall be responsible for any and all damage to telephone or other office equipment due to an act of omission of the Sublessee of its invitees, other than that which is a result solely of ordinary wear and tear.

10.      ALTERATIONS.

         10.1 Sublessee shall not make any alteration in or to the Premises without the prior written consent of Sublessor, which consent shall be in its sole discretion, and of the Master Lessor, which consent shall be subject to the conditions set forth in the Master Lease.

11.      RULES AND REGULATIONS.

         11.1 Sublessee shall comply with all rules and regulations of the building or development of which the Premises now are or may hereafter become a part, and such other rules and regulations which Sublessor may promulgate from time to time applicable to all subtenants.

         11.2 Sublessee shall cause any children or minors visiting the Premises to be orderly and quiet and shall restrict them to the confines of the Premises.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 Sublessee shall not assign, mortgage or encumber the Sublease, nor sublet, suffer or permit the Premises or any part thereof to be used by others the prior written consent of Sublessor in each instance, which consent may not be unreasonably withheld. If Sublessor grants such consent, and as a condition thereof, during the term of such sublease, Sublessor shall be entitled to all rents, additional charges or other consideration payable to Sublessee by the sub-tenant in excess of the rent and other charges otherwise coming due under the Sublease.

13.      HOLDING OVER.

         13.1 If Sublessee retains possession of the Premises or any part thereof after the termination of this Sublease, Sublessee's occupancy of the Premises shall be as a tenant at will terminable at any time by Sublessor. Sublessee shall pay to Sublessor rent for such time as Sublessee remains in possession at the rate of 200% of the total amount of rent payable hereunder for the monthly immediately preceding termination date of this Sublease, and in addition thereto, shall pay Sublessor for all actual damages sustained by reason of Sublessee's retention of possession.

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

14.      SURRENDER OF THE PREMISES.

         14.1 Upon termination of this Sublease, Sublessee shall peacefully surrender the Premises in broom-clean condition and otherwise in as good condition as when Sublessee took possession, except for reasonable wear and tear.

15.      INDEMNIFICATION.

         15.1 Sublessee shall indemnify, save, defend, protect, and hold Sublessor harmless from all claims, suits, actions, damages, liabilities and expenses in connection with loss of life, bodily or personal injury, property damage, or damage to Sublessee's business occurring or arising from or out of the se or occupancy of the Premises or any part thereof or occasioned wholly or in part by any act or omission of Sublessee or Sublessee's invitees, whether occurring in or about the Premises, or in the common areas or elsewhere within the building or development of which the Premises now are, or may hereafter become, a part. Sublessee's duty of indemnification shall not apply to injury, loss, or damage proximately caused by the negligence or willful act of Sublessor or its agents, contractors or employees. Sublessee shall further indemnify, save, protect and hold Sublessor harmless from any and all claims, suits, actions, damages or liabilities arising out of Sublessee's failure to perform and abide by the obligations of this Sublease.

16.      SUBLESSEE'S INSURANCE.

         16.1 Sublessee shall maintain at its own cost and expense insurance against fire and other perils as may be included in extended coverage insurance on Sublessee's property and leasehold improvements in an amount deemed adequate by Sublessor to cover their replacement cost and comprehensive general liability insurance on an occurrence basis with limits of liability in an amount not less than $1 million combined single limit for each occurrence with respect to loss of life, bodily and personal injury and damage to property by water or otherwise. All such insurance shall name Sublessor as an additional insured and, if reasonably requested by Sublessor, shall also name the Master Lessor as an additional insured and shall contain appropriate endorsements denying Sublessee's insurance the right of subrogation against Sublessor and the Master Lessor, ad shall contain a provision whereby each insurer agrees not to cancel such insurance without 30 days' prior written notice to Sublessor.

17.      CONFIDENTIALITY:  TEMPORARY WAIVER OF COLLECTION.

         17.1 Sublessee acknowledges that (i) Sublessor has agreed to a temporary waiver of its right to collect the difference, if any, between its standard rates for the Premises and te occupancy and service rates set forth elsewhere in this Sublease, (ii) some or all of the occupancy and service rates that are set forth in this sublease may be less than Sublessor's standard rates therefor, as such rates may reflect te effect of such temporary waiver, (iii) Sublessor may partially or fully withdraw such temporary waiver an be permitted to collect the amounts so temporarily waived if Sublessee does not fully comply with the confidentiality provisions set forth in this section, and (iv) within its sole discretion, Sublessor may withdraw such temporary on thirty (30) days written notice to Sublessee, although, if such temporary waiver is withdrawn pursuant to the provisions of this subsection (iv), Sublessor may not collect the amounts so temporarily waived to the date of such withdrawal. Sublessee acknowledges that, as of the

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effective  date of this  Sublease,  te  amounts  that  are the  subject  of such temporary waiver are: (i) rent; (ii) additional rent; and (iii) services in the amounts set forth on summary of lease. Sublessee acknowledges that any disclosure by Sublessee of the existence of such temporary waiver or the amounts thereof could cause Sublessor certain economic harm. Accordingly, Sublessee agrees that it will hold in confidence all information concerning the terms and conditions of this Sublease and will not disclose any of such information to any third party at any time during or after the termination of this Sublease, without the prior written consent of the Sublessor having been obtained;
provided,   however,  that  Sublessee  may  disclose  such  information  to  its professional service providers and to any relevant taxing authority, as well as to comply with an order therefor of a court of competent jurisdiction. In the event of any unauthorized disclosure of any such information and in furtherance of Sublessor's rights as set forth in subsection (iii), above, and in addition to any other rights and remedies to which the Sublessor otherwise might be entitled. Sublessee shall, within ten (10) days written demand therefor, tender to Sublessor such amounts as to which Sublessor had previously temporarily waived, or was currently temporarily waiving, collection. The terms and conditions of this section shall not apply to any information that has otherwise been publicly disclosed by te Sublessor.

18.      DEFAULT.

         18.1 The occurrence of any of the following shall be event of default under this Sublease: (i) Sublessee defaults in payments of rent or any other sum of money to be paid pursuant to the terms of this Sublease for a period of three
(3) days after written notice thereof from Sublessor; (ii) Sublessee defaults in the performance of any other term, covenant, condition or obligation of Sublessee under this Sublease and fails to cure such default within a period of twenty (20) days after receipt of notice from Sublessor specifying such default (or if such default specified is not capable of cure within such twenty (20) days after receipt of notice from Sublessee fails immediately after notice from Sublessor to commence to cure such default and diligently to pursue completion of such cure during and after such twenty (20) day period); (iii) if Sublessee abandons or vacates any portion of the Premises for fifteen (15) consecutive days; (iv) if Sublessee makes any transfer, assignment, conveyance, sale, pledge or disposition of all or a substantial portion of the Premises other than by reason of an assignment or subletting of the Premises under the conditions permitted under this Sublease; or (v) if Sublessee's interest herein is sold under execution.

         18.2 Upon any event of default, Sublessor shall have all rights specified under the laws of the State of California.

         18.3 In the event of default, Sublessor may charge te following costs for actions taken to rectify the state of default. Sublessor will charge an administrative fee of $100.00 for the issuance of a "3-day Notice". Sublessor will charge a reconnect fee for any full or partial disconnects resulting from default.

         18.4 In the event of default, and once Sublessee has failed to cure a 3 day notice, Sublessor waives all of his rights to occupy one or more of the offices he leases from Sublessor. Sublessor, at Sublessee sole cost, and at Sublessee's own risk, will move and store Sublessee

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property and belongings to a proper storage  facility,  where  Sublessee will be able to recover his/her property upon demand.

19.      NOTICES.

         19.1 All notices, demands or other communications ("Notice") permitted or required to be given hereunder shall be in writing, and if mailed, postage prepaid shall be deemed given three (3) days after the date of mailing thereof or on the date of actual receipt whichever is sooner, all other notices shall be deemed given on the date of actual receipt. Notices shall be addressed as follows:

         (a) If to Sublessor, to the address specified on the signature page of this Sublease; and

         (b)      If to Sublessee, its address at the Premises;

         (c) Sublessor may from time to time by written notice designate such other place to receive future notices.

         19.2 Once Sublessee has given notice to vacate said premises, Sublessor reserves the right to show the Premises to prospective tenants during or before or after normal business hours.

20.      SMOKING.

         20.1 To preserve the quality of the enviRONment in the executive sites of which the premises are a part, Sublessee agrees that smoking is not permitted within the confines of the Premises, the executive suites, and on the floor where such suites are located.

21.      ATTORNEY'S FEES.

         21.1 If any party brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

22.      SUBLESSEE/EMPLOYEE RELATIONS.

         22.1 The suite staff and Suite Manager do not report to Sublessee, nor are they employees of Sublessee.

         22.2 Sublessee acknowledges that Sublessor has invested significant time and effort at a substantial cost to trail its staff and management. Should Sublessee hire a staff or management member, or should Sublessee encourage a staff or management member to leave the employ of Sublessor, Sublessee will pay Sublessor a finder's fee of $7,500.00 for each such staff or management member so hired or encouraged to leave.

23.      RELOCATION OF PREMISES.

         23.1 Sublessor shall have the right to relocate the Premises to another part of Sublessor's estate in accordance with the following:

         (a) The new premises shall be substantially the same in size, dimensions, configuration, decor, and nature as the Premises described in this Sublease;

         (b) Sublessor shall give Sublessee not less than ten (10) days written notice of Sublessor's intention to relocate the premises.

         (c) As nearly as practicable, the physical relocation of Sublessee from the Premises to the new premises shall take place on a weekend and shall be completed before the following Monday. Upon completion of such relocation, the new premises shall become the "Premises" under this Sublease.

         (d) The direct costs of any such relocation shall be borne by Sublessor; and

         (e) The parties hereto shall immediately execute an amendment to this Sublease setting forth the relocation of the Premises and any other modifications to the terms of this Sublease.

24.      USE RESTRICTION.

         24.1 No portion of the Premises shall be used by Sublessee to provide similar services as those offered by Sublessor which would create a conflict of interest. Should the situation arise, penalties and damages will be sough by Sublessor at Sublessee's expense.

25.      CREDIT REPORT.

         25.1   Sublessee   will  complete  and  return  the  requested   credit
application prior to the commencement of said lease term. Sublessee authorizes Sublessor to run a credit report at Sublessee's sole cost.

26.      ADDENDUM.

         26.1 This Sublease shall also include Paragraphs through as set forth on the Addendum attached hereto.

                                SUMMARY OF LEASE

Sublessor:                            GREAT OFFICES, INC./AMERICAN OFFICE CENTERS, L.L.C.

Sublessee:                            Trinity Medical Group USA Inc.

Premises:                             30021 Tomas Street, Suite 300 RSM, CA  92688

Office #:                             14 a&b

Lease Term:                           1 Year

Start:                                12/1/00

End:                                  11/30/01

Monthly Rent:                         $1,800.00

Additional Rent:                      Telephone Equipment:        $  50.00
                                      Telephone Lines:            $  50.00
                                      Facsimile Lines & Ports:    $  40.00
                                      Internet, Modem Lines
                                      & Ports:                    $ 120.00 (T-1 Access for 2)
                                      Administrative Services:    $

Security Deposit:                     $2,060.00

Additional Refundable                 Telephone  Equipment waived,  First set of
  Deposits:                           keys: waived. Any damage to phone or other
                                      office equipment will be paid in full by
                                      Sublessee.

Disclaimer:                           Sublessee  understands that any security3
                                      deposits withheld by Sublessor may not be
                                      applied or credited against any rent due.

Rental                                Payment: I, the undersigned,  acknowledged
                                      that  rent &  services  are due on the 1st
                                      day of te  month  and  that  penalties  or
                                      notice to vacate  could be  imposed by the
                                      3rd  day  of  the   month   if  rent   and
                                      additional   rent  then  due  has  not  be
                                      rendered to Sublessor.

Penalties:                            6% of total invoice or $50, whichever is
                                      greater, for each late payment 10% of
                                      total invoice or $20, whichever is
                                      greater, for each returned check.

Notice Conditions:                    Notice must be given on or before the last
                                      day  of  the  month  prior to  the 60 day
                                      period.

TelephoneService:                     I, the  undersigned,  acknowledged  that I
                                      am liable to Great Offices, Inc./ American
                                      Office Centers,  L.L.C.,  for the  payment
                                      of all additional   rent  relating  to  telephone
                                      equipment,  extensions  and lines.  In the
                                      event I am not in the  position to meet my
                                      obligations,  I  authorize  Sublessor,  or
                                      designee,    to   remove   equipment   and
                                      terminate extensions and lines immediately
                                      when notified by verbal notice only.

Read & Accepted:                      /s/ Gary E. Wilson
                                      -----------------------------
                                      Gary E. Wilson

Dated:                                September 28, 2000

                                 SIGNATURE PAGE

SUBLESSOR:       GREAT OFFICES, INC./AMERICAN OFFICE CENTERS, L.L.C.

       AT:       Corporate Office
                 17011 Beach Boulevard, Suite 900
                 Huntington Beach, CA  92647

     DATE:       October 16, 2000

                 By: /s/ Anna Lopez
                    ----------------------


w/copy to:

Randolf Katz
Arter & Hadden
Jamboree Center
5 Park Plaza, Ste. 1000
Irvine, CA  92614

SUBLESSEE:       Trinity Medical Group USA Inc.

     DATE:
                 By:/s/ Gary E. Wilson
                    ------------------------
                    Name: Gary E. Wilson
                    Title: Chief Financial Officer

                                  ATTACHMENT A

                                COLLECTION POLICY

ARTICLE 1
---------

                         All rents and services are due on the first day of each month, unless specified otherwise in the sublease.

ARTICLE 2
---------

                         As a courtesy to those who have payments mailed in, a grace period through the third day of the month, no later than 5:00 PM, is extended.

ARTICLE 3
---------

                         At 5:00 PM late fees on the third calendar day are automatically charged to the account. Late fees are not reversible and are due in full upon submittance of statement.

ARTICLE 4
---------
                         If payment has not been received by 5:00 PM on the fifth day of the month, a partial disconnect will occur on all bill back services, including, but not limited to:

                         o        Telephone Usage, Dial Tone
                         o        Mailing Equipment
                         o        Photocopies, etc.

ARTICLE 5
---------
                         On the seventh day of the month, a three-day notice to pay or quit will be issued. This three-day notice will become effective at 5:00 PM on the eighth day of the month. Full disconnect will then take place as well as legal procedure to recover any outstanding debt for rent and services.

                         o A three-day notice will incur the following charges:
                         o        $250 Administration Fee
                         o        $100 for Reconnect Fees

IMPORTANT:
---------

                         A three-day notice will be immediately  reported to the
following credit bureaus:

                         o        TRW
                         o        Dun & Bradstreet
                         o        Trans Union

No further credit will be extended by Great Offices and all services are to be paid in cash in advance.

IMPORTANT:
---------

                  o        All dates are based on calendar  days and not working
                           days.
                  o Once open credit has been lifted, a six month moratorium on reinstatement will be instituted.
                           o Partial disconnect: Authorization codes will be removed from all equipment. Telephones will be restricted to prevent outgoing calls from being made, although incoming calls still can be answered by the suite's receptionist.
                           o Full disconnect: Same as above except that telephones will not be answered and calls will connect directly to voice mail. You will not be able to access voice mail until full payment is made.

PAYMENT:
-------

                  o        All payments are due in full. Payment must include:

                           o Current invoices (Rent, Services, and any other Charges)
                           o        Late fees
                           o        Any past due amounts

                  o If you dispute any charge, please notify the Credit Manager at 714/375-6668 immediately so we can query and resolve the problem in a timely manner.
                  o If you withhold rent payment in a dispute, you will be in default of your lease and procedures to collect will be enforced.
                  o If you think you may be late, please notify Accounts Receivable immediately so that arrangements can be made if possible before a delinquent situation occurs.
                  o        We have a long  history of working  with our tenants;
                           so, do not hesitate to call when you need help.

                           Tenants Signature:  /s/ Gary E. Wilson
                           AOC Manager:       /s/ Kayli Pearsall